As filed with the Securities and Exchange Commission on April 25, 2024
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[ ]
Post-Effective Amendment No. 1 (File No. 333-260322)	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 108 (File No. 811-05213)	[X]
(Check appropriate box or boxes)

Exact Name of Registrant:
RiverSource of New York Account 8

Name of Depositor:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
Address of Depositor’s Principal Executive Offices, Zip Code
Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension Albany, NY 12203
(800) 541-2251
Name and Address of Agent for Service:
Nicole D. Wood, Esq.
5229 Ameriprise Financial Center
Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2024 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
May 1, 2024
RiverSource® Survivorship Variable Universal Life Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information about the life insurance policy that you should know before investing in RiverSource Survivorship Variable Universal Life Insurance (SVUL - NY).
The purpose of the policy is to provide life insurance protection on the life of two Insureds and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the last surviving Insured’s death. You may direct your Net Premiums or transfers to:
•
A Fixed Account to which we credit interest.
•
Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations.
Please note that your investments in a policy and its underlying Funds:
•
Are NOT deposits or obligations of a bank or financial institution;
•
Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•
Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 1

If you are a new investor in the policy, you may cancel your policy within 10 days of receiving it without paying penalties (if the policy is intended to replace an existing policy, this cancellation period is extended to 60 days). Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

2 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 3

4 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: An Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the last surviving Insured’s death when death occurs on a Valuation Date. If the last surviving Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the last surviving Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts and the Fixed Account affected by the requested transaction; Social Security Number or
Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Insurance Age: The age of an Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person(s) whose life(ves) is/are insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.
No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Period: The maximum duration the NLG can be in effect if the premium payment requirements are met. The No-Lapse Guarantee Period for the NLG is shown under Policy Data and depends on the youngest Insured’s Insurance Age.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insureds’ Insurance Ages, sexes, Risk Classifications, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 5

Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insureds.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value.
Proceeds: The amount payable under the policy as follows:
•
Upon death of the last surviving Insured prior to the date the youngest Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit in effect as of the date of the last surviving Insured’s death, minus any Indebtedness.
•
Upon death of the last surviving Insured on or after the youngest Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—
the Policy Value on the date of the last surviving Insured’s death minus any Indebtedness on the date of that Insured’s death; or
—
the death benefit at the youngest Insured’s Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the youngest Insured’s Attained Insurance Age 120 Policy Anniversary minus any Indebtedness on the date of the last surviving Insured’s death.
•
On Full Surrender of the policy, the Proceeds will be the Cash Surrender Value.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus any Indebtedness in the Fixed Account and/or the value of the Fixed Account that is part of a Special Dollar-Cost Averaging (“SDCA”) arrangement) that each bear to the total Policy Value minus Indebtedness, and the value of the Fixed Account that is part of an SDCA arrangement.
Risk Classification: A group of Insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the last surviving Insured. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first seven years of the policy and for seven years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource of New York Account 8 consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.

6 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Important Information You Should Consider About the Policy
FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
If you surrender your policy for its full Cash Surrender Value, or the policy
Lapses, during the first 7 years and for 7 years after requesting an increase in the Specified Amount, you will incur a Surrender Charge. The
Surrender Charges are set based on various factors such as the
Insureds’Insurance Ages (or Attained Insurance Ages at the time of a requested increase in the Specified Amount),Risk Classifications and the
number of years the policy has been in force (or for the number of years from the effective date of an increase in Specified Amount). The maximum initial Surrender Charge rate that would be charged on any policy would be
$49.500 per $1,000 of initial Specified Amount.  Therefore, if a Full
Surrender occurs on a policy that was issued with a $1,000,000 initial
Specified Amount, the maximum initial Surrender Charge would be
$49,500 which is 49.500 times $1,000,000 divided by 1,000.  This
Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of the seventh policy year.
The Surrender Charges that apply to your policy are shown under the Policy
Data page of your policy.
Fee Tables Transaction Fees Base Policy Charges
Transaction Charges
In addition to Surrender Charges, you may also incur charges on other transactions, such as a premium expense charge, partial Surrender
Charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Overloan Protection Benefit and the
Policy Split Option Rider. If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.
Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to Surrender Charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the Accounting Value Increase Rider and the Four-Year Term rider if they are elected as optional benefits available under the policy. Such fees and expenses are set based on various factors such as the Insureds’Risk
Classifications, Issue Ages, genders and the number of years the policy is in force. You should review the rates, fees and charges under the Policy
Data page of your policy.
You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:
				Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.25%	2.13%
	(1) As a percentage of fund assets.
RISKS
Risk of Loss	You can lose money by investing in this policy including loss of principal.	Principal Risks

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 7

RISKS	Location in Statutory Prospectus
Not a Short-Term Investment
The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the last surviving
Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years.
During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take Partial Surrenders is limited. You cannot take Partial
Surrenders during the first policy year.
Principal Risks
Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy. Each investment option
(including the Fixed Account) has its own unique risks. You should review the investment options before making an investment decision. If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.
Principal Risks The Variable Account and the Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to RiverSource
Life Insurance Co. of New York ("RiverSource Life of NY"). Any obligations
(including under the Fixed Account) or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource
Life of NY’s claims-paying ability. If RiverSource Life of NY experiences financial distress, RiverSource Life of NY may not be able to meet their obligations to you. More information about RiverSource Life of NY, including their financial strength ratings, is available by contacting
RiverSource Life of NY at 1-800-541-2251.
Additional information regarding the financial strength of RiverSource Life of NY can be accessed at: strengthandsoundness.com.
Principal Risks The General Account
Policy Lapse
Insufficient premium payments, fees and expenses, poor investment performance, full and Partial Surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed.
Your policy may not Lapse if the No Lapse Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.
Keeping the Policy in Force

8 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Investments
•We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with any necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
• The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
• On the youngest Insured’s Attained Insurance Age 120 anniversary, any
Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount.
• You may only transfer between Subaccounts and the Fixed Account on a
Policy Anniversary, unless you automate such transfers.
• We reserve the right to close, merge or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the
Securities and Exchange Commission.
• We generally limit premium payments in excess of $1,000,000.
Transfers Among the Fixed Account and Subaccounts Substitution of Investments
Optional Benefits
•The Four-Year Term rider (FYT), Policy Split Option Rider (PSO), and the
Accounting Value Increase Rider (AVIR) are only available at policy issuance.
• The FYT and PSO are not available for all Insurance Ages or Risk
Classifications that would be insured under the base policy.
• The FYT, PSO, and AVIR have termination dates prior to the termination date of the base policy.
• The PSO, AVIR and Overloan Protection Benefit (OPB) have certain conditions that must be satisfied to exercise the benefit of these riders.
Additional Information About Standard Benefits (Other than Standard Death Benefits)
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If your policy is a modified endowment contract, you may have to pay a
10% tax penalty if you take a withdrawal of earnings before age 59½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
In general, we pay selling firms and their sales representatives compensation for selling the policy.
In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.
Distribution of the Policy
Exchanges
If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
For additional information, see 1035 exchanges under Other Tax Considerations

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 9

Overview of the Policy
Purpose
The purpose of the policy is to provide life insurance protection on the life of two Insureds and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the last surviving Insured’s death. This Policy may be appropriate for you if you have a long investment time horizon and the Policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the policy’s variable investment options.
We pay death benefit Proceeds to the chosen Beneficiary when the last surviving Insured person under the Policy dies. You tell us how much life insurance coverage you want. We call this the “Specified Amount” of insurance. Death benefit Proceeds may be increased by any additional death benefit you have elected, and will be decreased by any outstanding Policy loans and loan interest.
Premiums
In applying for your policy, you decide how much you intend to pay and how often you will make any additional payments.
The policy also includes No-Lapse Guarantee benefits, which, subject to certain requirements, guarantees the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. See “No Lapse Guarantees” under “Keeping the Policy in Force” section below.
You will choose a Scheduled Premium at the time of application. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the No- Lapse Guarantee in effect.
You may also make unscheduled premium payments at any time and in any amount of at least $25.
We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the youngest Insured’s Attained Insurance Age 120 Policy Anniversary.
Your policy may Lapse if you do not pay the premiums needed to maintain coverage. In that case, we will not pay a death benefit.
Allocation of Premiums
We will hold any premium paid prior to the Policy Date. As of the Policy Date, we will allocate the Net Premium to the accounts you have selected in your application.
You may direct your Net Premiums or transfers to:
•
A Fixed Account, or
•
Subaccounts that invest in underlying Funds.
A complete list of underlying Funds can be found in “Appendix A:Funds Available Under the Contract”.
Policy Features
•
Flexibility. The policy is designed to be flexible. While at least one of the Insureds are living, you, as the Owner of the policy, may exercise all of the rights and options described in the policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your Policy Value or premium will be added to the Specified Amount when determining proceeds payable to the Beneficiary upon the last surviving Insured’s death, and (5) add or delete certain other optional benefits that we make available by rider to your policy, as permitted.
•
Accessing Your Money. At any time while the policy is in force, you may fully surrender your policy in return for its Cash Surrender Value. A Full Surrender will terminate your policy and it cannot be reinstated. At any time after the first policy year, you may partially surrender your policy’s Cash Surrender Value. A Partial Surrender must be at least $500.Partial Surrenders will also reduce your Policy Value and death benefit and will increase your risk of Lapse.Full Surrenders may be subject to Surrender Charges and Partial Surrenders are subject to surrender processing fees.
•
Death Benefit Options. You must choose between death benefit Option 1, Option 2 or Option 3 at the time of your application. After choosing a death benefit option, you may change it at any time prior to the youngest Insured’s Attained Insurance Age 120.
•
Death Benefit Option 1: Provides for a death benefit that is equal to the greater of (a) the Specified Amount and (b) a percentage of Policy Value.

10 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

•
Death Benefit Option 2: Provides for a death benefit that is equal to the greater of (a) the Specified Amount plus the Policy Value and (b) a percentage of Policy Value.
•
Death Benefit Option 3: Provides for a death benefit that is equal to the greater of (a) the lesser of (i) the Specified Amount plus premiums paid, less Partial Surrenders and any Partial Surrender fees, or (ii) the Death Benefit Option 3 Limit shown in your Policy Data pages; and (b) a percentage of Policy Value.
•
Loans. You may take a loan from your policy at any time. The maximum amount of a new loan you may take is 90% of the Cash Surrender Value. Generally, this allows you to access Policy Value without the taxes and surrender charges associated with a withdrawal. However, if your policy is deemed a modified endowment contract, amounts taken as a loan will be taxed on the lesser of: (1) the amount of the loan, or (2) the Policy Value minus your investment in the policy. When you take a loan, we remove from your investment options an amount equal to your loan and hold that part of your Policy Value in the Fixed Account as loan collateral. We charge interest on your loan. The loan collateral does not participate in the investment performance of the Subaccounts. Taking a loan may have adverse tax consequences, will reduce the death benefit, and will increase your risk of Lapse.
•
Tax Treatment. The policy is designed to afford the tax treatment of a qualifying life insurance policy under federal law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the Beneficiary. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. The tax treatment of policy loans and distributions may vary depending on whether the policy is a modified endowment contract. Neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.
•
Optional Benefit Riders: The policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the policy at an additional cost. These riders, which are only available at policy issue, include:
•
Rider that provides a partial waiver of the Surrender Charge upon a Full Surrender(i.e., Accounting Value Increase Rider).
•
Rider that permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange (i.e., Policy Split Option Rider).
•
Rider that provides an additional, pre-set death benefit if the last surviving Insured dies during the first four years of a policy (i.e., Four-Year Term Rider).
•
Additional “Standard” Riders, Features and Services. Additional riders, features and services under the policy are summarized below. There are no additional charges associated with these features and services, with the exception of exercising the Overloan Protection Benefit.
•
Automated Transfers. This feature allows you to automatically transfer Policy Value from either a Subaccount or the Fixed Account to one or more Subaccounts on a regular basis. Via automated transfers you can take advantage of a dollar cost averaging strategy where you invest in one or more Subaccounts on a regular basis, for example monthly, instead of investing a large amount at one point in time. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by the fluctuations in the value of the underlying Fund.
•
Asset Rebalancing. The automatic rebalancing feature automatically rebalances your Policy Value in the Subaccounts to correspond to your premium allocation designation. Asset rebalancing does not count towards the number of free transfers per policy year.
•
No-Lapse Guarantee. Guarantees the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect so long as certain requirements are met.
•
Riders that help prevent your policy from Lapsing (i.e., Overloan Protection Benefit).

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 11

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your Policy Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy or transfer cash value between investment options.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)(a)	When you pay premium.	8% of each premium payment.

Premium Taxes	When you pay premium as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Maximum Deferred Sales Charge (Load)(b)	When you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first seven years and for seven years after requesting an increase in the Specified Amount.	Rate per $1,000 of initial Specified Amount:
Minimum: $13.010 — Female, Standard NonTobacco,Insurance Age 20; Male, Standard NonTobacco,Insurance Age20.
Maximum: $49.500 — Female, Standard Tobacco,Insurance Age85; Male, Standard Tobacco,Insurance Age85.
Representative Insured: $24.680 — Female, Super Preferred, Nontobacco, Age 55; Male, Standard Nontobacco,Insurance Age55.

Other Surrender Fees(c)	When you surrender part of the value of your policy.	The lesser of:
•$25; or
•2% of the amount surrendered.

Transfer Fees	N/A	N/A

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and Proceeds are sent by express mail or electronic fund transfer.	•$30 — United States.
•$35 — International.

Interest Rate on Loans(d)	Charged daily and due at the end of the policy year.	•3% for policy years 1-10;
•1% for policy years 11+

Overloan Protection Benefit (OPB)	Upon exercise of the benefit.	3% of the Policy Value

Policy Split Option Rider (PSO)	Upon exercise of the benefit.	$250

(a)
We call this the premium expense charge in other places in this prospectus.
(b)
We call this a Surrender Charge in other places in this prospectus, and it decreases monthly until it is zero at the end of the seventh policy year.
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NYat the address or telephone number shown on the first page of this prospectus.
(c)
We call this the partial Surrender Charge in other places in this prospectus.
(d)
The loan interest rate charged is offset by the minimum guaranteed rate of interest rate of 1.00% earned on the Fixed Account that is credited on the loan collateral.

12 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charge	Monthly.	$10 per month for initial Specified Amounts below $2,000,000.

Cost of Insurance(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00000 — Female, Super Preferred, Nontobacco Insurance Age 20; Female, Super Preferred, Nontobacco,Insurance Age 20;Duration1.
Maximum: $49.1165 — Male, Standard Tobacco,Insurance Age 85; Male, Standard Tobacco,Insurance Age85,Duration35.

Representative Insured: $0.00001 — Female, Super Preferred, Nontobacco,Insurance Age 55; Male, Standard, Nontobacco, Age 55:Duration1.

Administrative Charge(a)	Monthly.	Rate per $1,000 of initial Specified Amount:
Minimum: $0.056 — Female, Super Preferred Nontobacco,Insurance Age 20; Female, Super Preferred Nontobacco,Insurance Age 20;Durations 1-10.
Maximum: $0.690; Male, Standard Tobacco, Age 85; Male, Standard Tobacco,Insurance Age 85;Durations 1-10

Representative Insured: Female, Super Preferred Nontobacco, Age 55; Male, Standard Nontobacco,Insurance Age55.
Current: $0.252 per month,Durations 1-10.

Mortality and Expense Risk Charge	Monthly.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Optional Benefit Charges:

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0309 — Female, Nontobacco,Insurance Age 85; Male, Nontobacco,Insurance Age85
Maximum: $0.0475— Female, Nontobacco,Insurance Ages 35-55; Male, Nontobacco,Insurance Ages 35-55;

Representative Insured: $0.0475 — Female, Nontobacco,Insurance Age 55; Male, Nontobacco,Insurance Age55.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 13

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Four-Year Term Insurance Rider (FYT)(a)(b)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00000 — Female, Super Preferred, Nontobacco,Insurance Age 20; Female, Super Preferred, Nontobacco,Insurance Age 20;Duration1.
Maximum: $ 3.24563 — Male, Standard Tobacco,Insurance Age 85; Male, Standard Tobacco,Insurance Age 85;Duration4.

Representative Insured: $0.00001 – Female, Super Preferred Nontobacco,Insurance Age 55; Male, Standard Nontobacco, Age 55;Duration1.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)
This rider will terminate if one of the following circumstances occurs: (1) four-year Anniversary date shown in the policy; or (2) if the PSO rider is exercised.

14 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds(1) that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Contract.
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.25	2.13

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 15

Principal Risks of Investing in the Policy
Policy Risk and What It Means
Risks of Poor Investment Performance. If you direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value:
•
You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
•
If the death benefit option is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience (but at no time will it be less than the Specified Amount).
•
Your policy could Lapse due to adverse investment experience if the NLG is in not effect and you do not pay the premiums needed to maintain coverage.
The Policy is Unsuitable as a Short-term Savings Vehicle. The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the last surviving Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years. Surrender Charges apply to this policy for the first seven years. A new maximum Surrender Charge schedule will apply to any additional Specified Amount for seven years after an increase in Specified Amount. Surrender Charges can significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.
Risks of Policy Lapse. If you do not pay the premiums needed to maintain coverage:
•
We will not pay a death benefit if your policy Lapses.
•
Also, the Lapse may have adverse tax consequences. (See "Possibility of Adverse Tax Consequences.")
Your policy may Lapse due to Surrender Charges.
•
Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see "Possibility of Adverse Tax Consequences."). A partial surrender will reduce the Policy Value and the death benefit and may terminate the NLG.
If you take a loan against your policy.
•
Taking a loan increases the risk of:
—
policy Lapse (which may have adverse tax consequences, see "Possibility of Adverse Tax Consequences.");
—
a permanent reduction of Policy Value;
—
reducing the death benefit.
•
Taking a loan may also terminate the NLG.
Your policy can Lapse due to poor investment performance.
•
Your policy could Lapse due to adverse investment experience if the NLG is not in effect and you do not pay the premiums needed to maintain coverage.
•
The Lapse may have adverse tax consequences (See "Possibility of Adverse Tax Consequences.").
Exchange/Replacement Risk. You exchange or replace another policy to buy this one.
•
You may pay Surrender Charges on the old policy.
•
The new policy has Surrender Charges, which may extend beyond those in the old policy.
•
The new policy’s Surrender Charges may be higher than the Surrender Charges in old policy.
•
You may be subject to new incontestability and suicide periods on the new policy.
•
You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
•
If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
•
The exchange may have adverse tax consequences. (See "Possibility of Adverse Tax Consequences.")
You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.
•
If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See "Possibility of Adverse Tax Consequences.")

16 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Policy Risk and What It Means (continued)
•
If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See "Possibility of Adverse Tax Consequences.")
Limitations on Access to Cash Value Through Withdrawals. Your ability to take partial surrenders is limited.
You cannot take partial surrenders during the first policy year.
Possibility of Adverse Tax Consequences. A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, excess funding or certain changes you make to the policy may cause it to become a MEC.
•
Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.
If you exchange or replace another policy to buy this one.
•
If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
•
If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
•
The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.
•
The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
The investments in the Subaccount are not adequately diversified.
•
If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).
Congress may change how a life insurance policy is taxed at any time.
The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.
•
You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
•
For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
•
Typically, changes of this type are prospective only, but some or all of the attributes could be affected.
The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.
•
You may be taxed on the income of each Subaccount to the extent of your interest in the Subaccount.
Fund Risks. A comprehensive discussion of the risks of each Fund in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.
Market Risk. Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.
•
You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.
Financial Strength and Claims Paying Ability Risk. All insurance benefits, including the death benefit, and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to the financial strength and claims paying ability of RiverSource of New York.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 17

Policy Risk and What It Means (continued)
Cyber Security and Systems Integrity. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners. This dependence makes us susceptible to operational and information security risks from cyber-attacks.
These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Conflict of Interest Risks Related to Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
Managed Volatility Funds’ Risks. Managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts. Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.

18 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Loads, Fees and Charges
Policy charges primarily compensate us for:
•
providing the insurance benefits of the policy;
•
issuing the policy;
•
administering the policy;
•
assuming certain risks in connection with the policy; and
•
distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Transaction Fees
Surrender Charge
If you surrender your policy or the policy Lapses during the first seven policy years or in the seven years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insureds’ Insurance Ages, sexes, Risk Classifications and the initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of the seventh policy year. If you increase the Specified Amount, an additional maximum Surrender Charge will apply to the additional Specified Amount added to the policy. The additional maximum Surrender Charge will be based on the Insureds’ Attained Insurance Age at the time of the increase, sexes, Risk Classifications and the amount of the increase. The additional maximum surrender charges will decrease monthly until it is zero at the end of the seventh year following the increase. If you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first seven years and for seven years after requesting an increase in the Specified Amount, you will incur a Surrender Charge.
The following table illustrates the maximum Surrender Charge for two Insureds: male, Insurance Age 55 qualifying for standard non-tobacco rates and female, Insurance Age 55, qualifying for super preferred non-tobacco rates. We assume the initial Specified Amount to be $1,500,000 along with an increase of $500,000 in the Specified Amount at the beginning of the seventh policy year.
Lapse or surrender at the beginning of policy year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
1	$36,572.58	$0.00	$36,572.58
2	31,284.50	0.00	31,284.50
3	25,996.41	0.00	25,996.41
4	20,709.81	0.00	20,709.81
5	15,421.73	0.00	15,421.73
6	10,133.64	0.00	10,133.64
7	4,845.56	14,821.29	19,666.85
8	0.00	12,678.44	12,678.44
9	0.00	10,535.58	10,535.58
10	0.00	8,392.73	8,392.73
11	0.00	6,249.87	6,249.87
12	0.00	4,107.02	4,107.02
13	0.00	1,964.16	1,964.16
14	0.00	0.00	0.00
15	0.00	0.00	0.00

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 19

The maximum Surrender Charge is the number of thousands of dollars of initial Specified Amount multiplied by a rate based on the youngest Insured's issue age multiplied by a rate based on the oldest Insured's issue age. Both rates are based on Risk Classifications of the Insureds (i.e. tobacco or nontobacco). In the example above, the initial Specified Amount is $1,500,000 and the Insureds are male, Insurance Age 55 qualifying for standard nontobacco rates and female, Insurance Age 55 qualifying for super preferred rates; the youngest Insured's rate is $24.925 and the oldest Insured's rate is $0.9900. The maximum Surrender Charge is $1,500 multiplied by $24.925 and $0.9900, which equals $37,013.63.
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 8% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge”, and the administrative charge, discussed under “Administrative Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies. We reserve the right to change the premium expense charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed 8%.
Overloan Protection Benefit
If you exercise this benefit, we will charge you 3% of your Policy Value.
Policy Split Option Rider
If you exercise this benefit, we will charge you $250.
Base Policy Charges
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the five components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•
you do not specify the accounts from which you want us to take the monthly deduction; or
•
the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect and the premium payment requirements have been met. (See the “No-Lapse Guarantee,” “Grace Period” and “Reinstatement” for further discussion.)

20 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

The following are charged each month prior to the youngest Insured’s Attained Insurance Age 120:
1.
Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•
the amount of the death benefit;
•
the Policy Value; and
•
the cost of insurance rate.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”
is the monthly cost of insurance rate based on the each Insured’s Insurance Age, duration, sex and Risk Classification. Generally, the cost of insurance rate will increase as the Attained Insurance Age of each of the Insureds increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the guaranteed maximum monthly cost of insurance rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”
is the death benefit on the Monthly Date divided by 1.0008295381 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 1%).
“c”
is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative charge, , the mortality and expense risk charge, the policy fee and any charges for optional riders.
“d”
is any flat extra insurance charges we assess as a result of special underwriting considerations.
2. Policy fee: $10.00 per month for initial Specified Amounts below $2,000,000 and $0.00 per month for initial Specified Amounts of $2,000,000 and above. This charge primarily reimburses us for expenses of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $15.00 per month.
3. Administrative charge: This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency and expenses. However, it will never exceed the guaranteed administrative charge shown in the Policy Data section of the policy.
4. Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value.
The mortality and expense risk charge for a policy month is calculated as:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•
Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•
Expense risk — the risk that the policy fee, administrative charge and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, reinsurance costs, future investment earnings, persistency and expenses.
5. Optional Insurance Benefit Charges: Charges for any optional benefits you add to the policy by rider.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 21

Optional Insurance Benefits
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Policy Split Option Rider (PSO)	Upon exercise of the benefit.	$250

Overloan Protection Benefit (OPB)	Upon exercise of the benefit.	3% of the Policy Value.

Four-Year Term Insurance Rider (FYT)(a),(b)	Monthly.	Monthly rate per $1,000 of the cost of insurance amount:
Minimum: $0.00000 — Female, Super Preferred, Nontobacco, Insurance Age 20; Female, Super Preferred, Nontobacco, Insurance Age 20, Duration 1.
Maximum: $3.24563 — Male, Standard Tobacco, Insurance Age 85; Male, Standard Tobacco, Insurance Age 85; Duration 4.

Representative Insured: $0.00001– Female, Super Preferred Nontobacco, Insurance Age 55; Male, Standard Nontobacco, Age 55; Duration 1.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0309 — Female, Nontobacco, Insurance, Age 85; Male Nontobacco, Insurance Age 85.
Maximum: $0.0475 — Female, Nontobacco, Insurance Ages 35-55; Male Nontobacco, Insurance Ages 35-55.

Representative Insured: $0.0475 — Female, Nontobacco, Age 55; Male, Nontobacco, Insurance Age 55.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource of New York at the address or telephone number shown on the first page of this prospectus.
(b)
This rider will terminate if one of the following circumstances occurs: (1) four-year Anniversary date shown in the policy; or (2) if the PSO rider is exercised.
Payments to the Selling Firms
We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium in the first policy year, plus up to 2.50% of all premiums in excess of the target premium during the first policy year and 2% on renewal premiums after the first policy year prior to eleventh Duration. We determine the target premium, which varies by age, sex, and Risk Classification of each Insured at the time of issue as well as by the Specified Amount of the policy. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.
Total Annual Operating Expenses of the Funds
Any applicable management fees, and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•
cost of insurance charges
•
Surrender Charges;
•
policy fees;
•
administrative charges;

22 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

•
mortality and expense risk charges;
•
cost of optional insurance benefits; and
•
annual operating expenses of the Funds, including management fees, and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
Policy Rights
The purpose of the policy is to provide life insurance protection on the life of two Insureds and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the last surviving Insured’s death. The Insureds are the people whose lives are insured by the policy. The Owner is the entity or entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the last surviving Insured’s death, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.
Transfers Between the Fixed Account and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account. (Certain restrictions apply to transfers involving the Fixed Account.) We will process your transfer on the Valuation Date we receive your request. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
Market Timing and Disruptive Trading Practices
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
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diluting the value of an investment in an underlying Fund in which a Subaccount invests;
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increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
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preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 23

Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
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requiring transfer requests to be submitted only by first-class U.S. mail;
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not accepting hand-delivered transfer requests or requests made by overnight mail;
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not accepting telephone or electronic transfer requests;
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requiring a minimum time period between each transfer;
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not accepting transfer requests of an agent acting under power of attorney;
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limiting the dollar amount that you may transfer at any one time;
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suspending the transfer privilege; or
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modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
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Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
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Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.

24 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

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Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
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Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Transfer of Policy Value between the Fixed Account and Subaccounts
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You must make transfers from the Fixed Account to any Subaccounts during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred at any time.
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If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.
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If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
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We will not accept requests for transfers from the Fixed Account at any other time.
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If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
Minimum Transfer Amounts
From a Subaccount to another Subaccount or the Fixed Account:
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For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
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For automated transfers — $50.
From the Fixed Account to a Subaccount:
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For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
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For automated transfers — $50.
Maximum Number of Transfers Per Year From the Subaccounts
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with any necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Transfers Not Allowed
Transfers of value are not allowed from the Fixed Account to any Subaccount after the youngest Insured’s Attained Insurance Age 120 anniversary.
Transfers at the Youngest Insured’s Attained Insurance Age 120 Anniversary
On the  youngest Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount.
Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
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Only one automated transfer arrangement can be in effect at any time.
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You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts and/or to the Fixed Account.
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You may transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 25

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Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement.
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You can start or stop this service by written or phone request. You must allow seven days for us to change any instructions that are currently in place.
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The minimum automated transfer amount is $50.
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You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months.
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If you made an automated transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
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If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
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The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions.
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Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
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You may make automated transfers by choosing a schedule we provide.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Special Dollar-Cost Averaging
The company, as part of its automated dollar-cost averaging program, may also make available a Special Dollar-Cost Averaging (“SDCA”) arrangement. Under an SDCA arrangement, you may allocate Net Premium or transfer Policy Value (“SDCA allocations”) to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of

26 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer. The SDCA transfer amount on a Monthly Date will be the lesser of:
a. the greater of:
i. the sum of all SDCA allocations made in the last 12 months divided by 12, plus, if the SDCA transfer is the last transfer in the 12 months, any interest credited to the Policy Value in the SDCA portion of the Fixed Account; and
ii. the policy’s minimum transfer amount
b. the remaining value of the SDCA portion of the Fixed Account.
How special dollar-cost averaging works
		Month	SDCA Allocation	SDCA Transfer Amount	Remaining SDCA Arrangement Policy Value
		Jan	$10,000.00	$833.33	$9,183.18
		Feb		$833.33	$8,365.02
		Mar		$833.33	$7,545.50
		Apr		$833.33	$6,724.63
Increase in monthly SDCA transfer amount due to an additional SDCA allocation	→	May	$20,000.00	$2,500.00	$24,268.76
		June		$2,500.00	$21,808.85
		July		$2,500.00	$19,344.87
		Aug		$2,500.00	$16,876.82
		Sept		$2,500.00	$14,404.69
		Oct		$2,500.00	$11,928.48
		Nov		$2,500.00	$9,448.18
		Dec		$2,500.00	$6,963.78
Decrease in the monthly SDCA transfer amount since the original SDCA allocation is outside the 12 month period	→	Jan		$1,666.67	$5,308.62
		Feb		$1,666.67	$3,650.72
		Mar		$1,666.67	$1,990.08
Since this is the last SDCA transfer in the 12 month period for the most recent SDCA allocation, interest earned in the SDCA account is included in the SDCA transfer amount	→	Apr		$1,666.67	$0.00
		May		$0.00	$0.00
The monthly SDCA transfer amount can change from month to month. The SDCA transfer amount could increase due to additional SDCA allocations contributed to the SDCA arrangement since the last Monthly Date. The transfer amount could decrease when past SDCA allocations contributed to the SDCA arrangement are no longer included in the transfer amount since they were originally allocated to the SDCA arrangement beyond the past 12 months. In addition, the SDCA transfer amount could be reduced as a result of any of the following being deducted from the SDCA portion of the Fixed Account:
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Monthly deductions, partial surrenders, transfers, loans, or loan interest; and
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Payments under an accelerations of benefit rider.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 27

continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
Similar to the automated dollar-cost averaging program described above, an SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value nor will it protect against a decline in Policy Value if market prices fall.
Asset Rebalancing
Subject to availability, you can contact us in writing or by phone to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by phone. We will restart the rebalancing period you selected as of the date you specify. You may discontinue auto rebalancing at any time by sending us a written request or by other methods agreed to by us. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds see “Appendix A: Funds Available Under the Contract”.
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Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
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Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
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Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and

28 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
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Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
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Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
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Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
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Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the “Appendix A: Funds Available Under the Contract”.
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Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 29

Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
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Training and educating sales representatives who sell the policies.
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Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
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Providing sub-transfer agency and shareholder servicing to policy Owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
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Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
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Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
Please refer to the prospectuses for the Funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.

30 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
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laws or regulations change;
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the existing Funds become unavailable; or
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in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
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add new Subaccounts;
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combine any two or more Subaccounts;
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transfer assets to and from the Subaccounts or the Variable Account; and
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eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life Insurance Co. of New York. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. Unlike market and other risks that you bear directly, these risks are insurer-related risks that may indirectly affect your investment experience. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account is an option supported by our general account that we make available under the policy.
Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account as securities under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions of these Acts.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 31

The Fixed Account option has not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding this option, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account, or transfer Policy Value from the Subaccounts to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account.
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 1%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 1%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 1% on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding. Also, if fees and charges under the policy are deducted from the Fixed Account, you could lose more than the premiums you’ve paid into the Fixed Account.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Co. of New York at the address or telephone number shown on the first page of this prospectus.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•
select a Specified Amount of insurance;
•
select a death benefit option;
•
designate a Beneficiary; and
•
state how premiums are to be allocated among the Fixed Account and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the people whose lives you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed Insureds are insurable under our underwriting rules. We may decline your application if we determine the proposed Insureds are not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where either of the proposed Insureds are over the Insurance Age of 85 for death benefit option 1 or 2, or over the Insurance Age 80 for death benefit option 3. We may, however, do so at our sole discretion.
Risk Classifications: The Risk Classification of each Insured is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of each Insured, you and the Insureds must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

32 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Incontestability: We will have two years from the Policy Date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the last surviving Insured’s lifetime for two years from the Policy Date, we cannot contest the truth of statements or representations made in your application, except for the non-payment of premium and fraud in the procurement of this policy to the extent permitted by applicable state law.
Choice of Tax Test
When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to the GPT.
As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.
In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:
Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
Right to Examine Your Policy (“Free Look”)
Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day (or 60th day if the policy is intended to replace an existing policy) after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
•
The date we mail the policy from our Service Center.
•
The Policy Date (only if the policy is issued in force).

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 33

•
The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.
Premiums
Payment of premiums: An initial premium equal to the monthly premium required to keep the NLG in effect is required to be paid on or before the Policy Date and must be received by us before the policy can become effective. No insurance will take effect until this amount is paid. Additionally, in applying for your policy you decide how much you intend to pay and how often you will make future payments. During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, you will need to pay the required premium to keep the NLG in effect in order to keep the policy in force. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
To determine the amount of Scheduled Premium, you may consider a number of factors including, but not limited to:
•
the Specified Amount;
•
the Insureds’ genders;
•
the Insureds’ issue ages;
•
the Insureds’Risk Classifications;
•
premium frequency; and
•
the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value,Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the youngest Insured’s Attained Insurance Age 120.
Allocation of premiums: We will hold any premiums received prior to the Policy Date. As of the Policy Date, we will allocate the Net Premiums to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
On the youngest Insured’s Attained Insurance Age 119 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.
Policy Value
The value of your policy is the sum of values in the Fixed Account and each Subaccount of the Variable Account. We value your accounts as follows:

34 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•
the sum of your Net Premiums and transfer amounts (including loan transfers) allocated to the Fixed Account; plus
•
interest credited; minus
•
the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including loan transfers); minus
•
any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the Fund’s current net asset value per share, plus the per share amount of any dividend or capital gain distributions, to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share.
Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•
additional Net Premiums allocated to the Subaccounts;
•
transfers into or out of the Subaccounts;
•
partial surrenders and partial surrender fees;
•
Surrender Charges; and
•
monthly deductions.
Accumulation Unit values will fluctuate due to:
•
changes in underlying Fund net asset value;
•
Fund dividends distributed to the Subaccounts;
•
Fund capital gains or losses; and
•
Fund operating expenses.
Keeping the Policy in Force
No Lapse Guarantee
No-Lapse Guarantees are a feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. Each policy has the following NLG option:
No-Lapse Guarantee: NLG This option guarantees the policy will not Lapse before the youngest Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG will remain in effect as long as:
•
the sum of premiums paid; minus
•
Partial Surrenders; minus
•
outstanding Indebtedness; equals or exceeds

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 35

•
the NLG Premiums due since the Policy Date.
The NLG Premium is shown in the policy.
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, the policy will enter the grace period and you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due during the grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the last surviving Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•
a written request;
•
evidence satisfactory to us that both Insureds (or the last surviving Insured) remain insurable and due proof that the first death occurred before the date of Lapse;
•
payment of the premium we specify; and
•
payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. The suicide period (see “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement.Surrender Charges will return to what they would have been if the policy had not Lapse.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the last surviving Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the youngest Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Specified Amount; or
•
a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the youngest Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Policy Value plus the Specified Amount; or
•
a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the youngest Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.
the lesser of:
•
the Specified Amount plus premiums paid, less Partial Surrenders and any Partial Surrender fees; or
•
the Death Benefit Option 3 Limit shown under Policy Data; or
2.
a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

36 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$5,000	$5,000	$5,000
Premiums paid	$4,000	$4,000	$4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$8,000	$8,000	$8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$3,000	$3,000	$3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the youngest Insured’s Attained Insurance Age 120Policy Anniversary, the death benefit amount will be the greater of:
•
the death benefit on the youngest Insured’s Attained Insurance Age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the youngest Insured’s Attained Insurance Age 120 anniversary; or
•
the Policy Value on the date of death of the last surviving Insured.
Change in Death Benefit Option
Prior to the youngest Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3, or from Option 3 to Option 2.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•
Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
•
Charges for the optional Four-Year Term Insurance rider will decrease if the death benefit option change results in a decrease in the rider Specified Amount.
The Surrender Charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the youngest Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount. If the last surviving Insured

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 37

commits suicide within two years from the effective date of any increase in Specified Amount which requires proof of insurability, the amount payable by us with respect to the increased coverage will be limited to the monthly deductions for such additional Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•
Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•
The NLG premiums will increase.
•
The administrative charge will increase.
•
The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount subject to all of the following limitations:
•
Only one decrease per policy year is allowed.
•
We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•
After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy. The minimum amounts shown in the policy are:
•
In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•
In policy years 6-10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•
In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•
In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$75,000
Current Specified Amount before reduction:		$200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Specified Amount after reduction		$125,000
A decrease in Specified Amount will affect your costs as follows:
•
Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•
Charges for the optional Four-Year Term Insurance rider will decrease if the decrease in the policy Specified Amount results in a decrease in the rider Specified Amount.
•
The NLG premiums will decrease.
•
The administrative charge will not change.

38 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

•
The Surrender Charge will not change.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•
First from the initial Specified Amount when the policy was issued, and
•
Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount.
Misstatement of Age or Sex
If either Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•
the Policy Value on the date of death; plus
•
the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•
the amount of any outstanding Indebtedness on the date of death.
Suicide
In the event of suicide by the last surviving Insured, whether sane or insane within two years from the Policy Date, the only amount payable by us will be the premiums paid, minus any Indebtedness and partial surrenders. If the last surviving Insured commits suicide, whether sane or insane within two years, or any shorter period as may be required by applicable law, from the effective date of any increase in Specified Amount or any rider attached to the policy, then the amount payable will be limited to the monthly deductions for such additional Specified Amount or rider.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the last surviving Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 39

Other Benefits Available Under the Contract
In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Four-Year Term Insurance Rider (FYT)	FYT provides a Specified Amount of insurance. The FYT death benefit is paid if both Insureds die during the first four policy years.	Optional
•FYT is only available at issue.
• FYT automatically terminates on the
four-year Policy Anniversary of the
policy.
• FYT is not available if either Insured
is older than 85 or have certain
substandard Risk Classifications.

Policy Split Option Rider (PSO)	PSO permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange, one on the life of each Insured.	Optional
•PSO is only available at issue.
• PSO is not available for Insureds in
certain Risk Classifications.
• Both Insureds must be between
Insurance Ages 20 – 75 at issue.
• If the policy and this rider are still in
force at the oldest Insureds’ 80th
insurance anniversary, this rider will
automatically terminate.

Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value when certain conditions are met.	Standard
•OPB can only be exercised if the
death benefit option 1 is in effect.
• The policy must be in force for at
least 15 years before the OPB can be
exercised.
• The policy may not be in the grace
period to exercise the OPB.

Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the policy is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional
•This rider is only available in limited
situations, determined at time of
underwriting.
• The waiver does not apply to any
Surrender Charge due to increases in
Specified Amount, or to Partial
Surrenders.
• Surrender Charges will not be waived
if the policy is being surrendered in
exchange for a new insurance policy
or contract. However, if you exercise
your right to exchange the policy for
two individual policies under the
Policy Split Option Rider,Surrender
Charges on the surrender policy
would be waived.

Paid Up Insurance Option	You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the youngest Insured’s Attained Insurance Age120.	Optional
•When the Paid-Up Insurance option is
elected, you will forfeit all rights to
make future premium payments and
all riders will terminate.
• The paid-up insurance policy’s death
benefit amount, minus its Cash
Surrender Value, cannot be greater
than your current policy’s death
benefit, minus its Policy Value(both as
of the date of the paid-up insurance
policy’s purchase).

40 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers
Automated transfer arrangements allow
you to set up periodic transfers at a set
interval (i.e. monthly, quarterly, etc.)
from one investment option to one or
more investment option(s) under the
policy.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

Automated Dollar-Cost Averaging (DCA)
A DCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under a DCA
arrangement, since you invest the same
amount each period, you automatically
acquire more units when market values
fall, fewer units when it rises. The
potential effect is to lower your average
cost per unit. There is no charge for
DCA.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 41

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Special Dollar-Cost Averaging (SDCA)
An SDCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under an SDCA
arrangement, Net Premiums and/or
Policy Value is allocated to the SDCA
portion of the Fixed Account. These
amounts are then subsequently
transferred, on a monthly basis and over
a 12-month period, to accounts
according to the premium allocation
currently in effect at the time of each
transfer. The potential effect of this
option is that it may allow you to lower
your average cost per unit. There is no
charge for SDCA.
Standard
•The Fixed Account is the source of
funds.
• The minimum SDCA transfer amount
is $50.
• If an SDCA transfer amount is
allocated to one or more
Subaccounts, you may not make a
transfer from those Subaccounts
back to the Fixed Account until the
next Policy Anniversary.

Asset Rebalancing
The asset rebalancing feature
automatically transfers Policy Value
between Subaccounts at set intervals
(i.e. monthly, quarterly, etc.) to
correspond to your chosen allocation
percentages among Subaccounts.
Standard
•The Policy Value reallocated must be
at least $2,000 at the time the asset
rebalancing is set up.
• Asset rebalancing does not apply to
Policy Value in the Fixed Accounts.
• Asset rebalancing must occur
quarterly, semiannually or annually.
• You must allow 30 days for us to
change any asset rebalancing
instructions that currently are in
place.

Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Four-Year Term Insurance Rider (FYT): The four-year term insurance rider provides a pre-specified death benefit to the Beneficiary if the last surviving Insured dies during the first four years of the policy. The rider automatically terminates on the policy’s four-year Policy Anniversary. The purpose of this rider is to cover the additional estate taxes that could become due if the policy is transferred to an irrevocable trust or to a third party within three years of purchase. The rider is not available if either Insured is older than age 85, would not be eligible for an individual life insurance product, or has a life expectancy of less than one year. The minimum rider death benefit available is $50,000. The maximum rider death benefit available is 1.22 times the sum of the base policy Specified Amount. The rider Specified Amount can be decreased (not below $50,000) once per year or dropped from the policy after issue, but the rider amount cannot be increased or a rider added once the policy has been issued. If the base policy Specified Amount is decreased at any time, or a change in death benefit option from 1 to 2 is made where the base policy Specified Amount is reduced, the rider Specified Amount will also be decreased so that it does not exceed 1.22 times the base policy Specified Amount. If a change in death benefit option 2 to 1 is made, and the base policy Specified Amount is increased, the rider Specified Amount will not be increased. If the PSO is exercised, the FYT will terminate. The FYT cannot be split or carried over to the new policies.
The FYT will terminate on the earliest of the following:
1.
The month and date on or next following receipt of your written request for coverage to end; or
2.
The four-year Policy Anniversary, as shown under Policy Data; or
3.
The date the policy terminates.
Example:
John and Jane Doe purchase a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Four-Year Term Insurance Rider (FYT) with a rider Specified Amount of $1,830,000, the maximum rider specified amount that can be purchased. If the last surviving Insured passes away prior to the end of the fourth policy year, the Proceeds

42 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

payable will be $3,330,000 which is the sum of the base policy Specified Amount($1,500,000) and the FYT Specified Amount($1,830,000). If the last surviving Insured passes away in the fifth policy year or later, the Proceeds payable will be $1,500,000 which is the base policy Specified Amount.
Policy Split Option Rider (PSO): The policy split option provides for the split of the policy into two individual plans of insurance, one on the life of each Insured, upon the occurrence of any of the following events:
1.
divorce of the Insureds; or
2.
the federal tax law is changed resulting in removal of the unlimited marital deduction or reduces by at least 50% the level of the estate taxes payable on death; or
3.
there is a dissolution of a business partnership between the Insureds; or
4.
there is a dissolution of a business conducted or owned by the Insureds.
Both Insureds must be living at the time of the policy split. The policy split must be exercised no sooner than six months after a divorce and no later than one year after the divorce; within one year after an estate tax law change; or within six months of the dissolution of the business or partnership.
If the split is exercised, the initial Specified Amount on each new policy will be 50% of the Specified Amount of the split policy, minus 50% of any Indebtedness. The new policies will be individual permanent life insurance products we are issuing at the time of the split. The Policy Value minus any Indebtedness will be split equally and applied as premium payments on the new policies. Both the Surrender Charges on the split policy and any premium expense charges on the new policies will be waived resulting in the total Policy Value less Indebtedness on the new policies to be the same as the Policy Value less indebtedness of the split policy. The new policies’ rates will be based on each Insured’s Attained Insurance Age and the Insureds’Risk Classifications in the old policies.
If the new policies are variable life insurance policies, the value of the new policies will be calculated using the Funds’ current net asset value. The total Policy Value less Indebtedness of the new policies will be the same as the Policy Value less indebtedness of the split policy.
The PSO automatically terminates at the oldest Insured’s Attained Insurance Age 80. The PSO may terminate earlier at the request of the policy owner, death of one of the Insureds, or when the policy is split.
Example:
Jane and John Doe are married and purchase a base policy with a $1,500,000 Specified Amount and the Policy Split Option Rider (PSO). Both are Insurance Age 55. Jane qualifies for the super preferred non-tobacco risk class and John qualifies for the standard non-tobacco risk class. At the beginning of the 11th policy year, when John and Jane are both Attained Insurance Age 65, a final divorce decree is issued by a court. Seven months later, Jane and John exercise the PSO rider. Upon exercise, the $160,000 Policy Value of the current policy will be reduced by the $250 rider exercise charge which results in a final Policy Value of $159,750. Both John and Jane will each receive an individual permanent life insurance policy then offered by us with a $750,000 Specified Amount which is the Specified Amount of the current policy divided by two. Both will be Insurance Age 65 and retain the risk class as under the current policy. A premium of $79,875, which is the final Policy Value of the current policy divided by two, will be applied to each of the new individual policies and any premium expense charge on the new policies will be waived.
Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration of the rider at the end of the eighth policy year, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Please note the following about AVIR:
•
The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•
The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to Partial Surrenders.
•
Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
During the surrender charge period of the policy, the percentage waived at Full Surrender is shown below:
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 43

Policy Years(s)	% of Surrender Charge Waived
9+	0%
Example:
John and Jane Doe purchase a base policy with a $1,500,000 Specified Amount and the Accounting Value Increase Rider (AVIR). John and Jane decide to do a Full Surrender in the sixth policy year when the Policy Value is $160,000 and the Surrender Charge is $28,000. Due to the AVIR, instead of paying the Surrender Charge of $28,000, we will waive 65%, or $18,200, resulting in an actual Surrender Charge of $9,800. Therefore, the final Proceeds payable upon Full Surrender would be $150,200 which is the $160,000 Policy Value minus the actual Surrender Charge of $9,800.
Paid Up Insurance Option: You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the youngest Insured’s Attained Insurance Age 120. You may make your request in writing during the 30 days before any Policy Anniversary. The paid-up insurance policy will take effect as of the Policy Anniversary. You will forfeit all rights to make future premium payments and all riders will terminate.
The amount and Cash Surrender Value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the Fixed Account guaranteed interest rate. The paid-up insurance policy’s death benefit amount, minus its Cash Surrender Value, cannot be greater than your current policy’s death benefit, minus its Policy Value(both as of the date of the paid-up insurance policy’s purchase). The amount of paid-up insurance will remain level and will not be less than required by law.
Any Cash Surrender Value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the last surviving Insured’s death, you may surrender the paid-up insurance for its Cash Surrender Value.
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccountss. Only one account can be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
The example below illustrates how an automated transfer arrangement works.
John and Jane Doe purchase a base policy. They make a one-time premium payment at issue of $120,000 and allocate it all to the Fixed Account. They set up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two Subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:

44 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Special Dollar-Cost Averaging (SDCA): Under an SDCA arrangement, you may allocate SDCA allocations to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
An SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value, nor will it protect against a decline in Policy Value if market prices fall. Because this strategy involves continuous investing, your success with SDCA will depend upon your willingness to continue to invest regularly through periods of low-price levels. For further information regarding SDCA, see “Special Dollar-Cost Averaging”.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
John and Jane Doe purchase a base policy and request quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts
Fixed Account		$50,000

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 45

Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts
Subaccount #1	50%	$120,000	-$20,000
Subaccount #2	25%	$45,000	+$5,000
Subaccount #3	25%	$35,000	+15,000
Total Policy Value		$250,000
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to the loan balance exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•
The policy has been in force for at least 15 years; and
•
The youngest Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•
Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•
The Cash Surrender Value is sufficient to pay the exercise charge; and
•
The death benefit option in effect is option 1; and
•
The policy has not yet entered the grace period; and
•
The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•
No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•
The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.
The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.
Monthly deductions will no longer be taken.
3.
Partial Surrenders will no longer be available.
4.
Additional loans will no longer be available.
5.
Any outstanding loan will remain and interest will be charged at the current loan interest rate as shown under Policy Data.
6.
The NLG will no longer be in effect and cannot be reinstated.
7.
The death benefit option cannot be changed.
8.
Changes to the Specified Amount will no longer be allowed.
9.
Any riders attached to the policy will terminate.
Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the last surviving Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:

46 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

John and Jane Doe purchase a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 26th policy year:
•
Both John and Jane are Attained Insurance Age 80.
•
Premiums paid to date equal $700,000.
•
Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
•
the current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
•
The Policy Value is $850,000.
•
There is outstanding Indebtedness equal to $820,000.
•
The death benefit is 892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
•
The Proceeds payable upon death of the last surviving Insured at this point in time would be $72,500 which is the death benefit of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, John and Jane decide to exercise their OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
•
No more premium payments are required, nor will premium payments be accepted.
•
The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
•
Outstanding Indebtedness remains at $820,000.
•
Loan repayments will still be accepted.
•
The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
•
The Proceeds payable upon death of the last surviving Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Exchange for a Fixed Benefit Policy. For two years after the policy is issued, we may allow you to exchange your policy for a life insurance policy with benefits that do not vary with the investment experience of the Subaccounts(“Fixed Benefit Policy”). This is accomplished by a transfer of all of the value in the Subaccounts to the Fixed Account without charge. The rules for transferring from the Subaccounts to the Fixed Account following a Fixed Account to Subaccount transfer will be waived only once.
Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insureds and at the time of the exchange will have the same Policy Date and issue ages and a death benefit at least as great as the initial death benefit of your policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the policy through the effective date of the exchange. An exchange will be effective when we receive a written request in Good Order.
Example:
John Doe lives in California and is the Owner and Insured of a variable universal life insurance policy. Twelve months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the Funds in which the Variable Account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the company’s requirements, John has up to twelve more months to exchange his variable policy for a Fixed Benefit Policy without the company requiring evidence of insurability.
Changes to the Policies
We reserve the right to do any of the following:
•
make any changes necessary to maintain the status of the policy as life insurance under the Code;
•
make other changes required under federal or state law relating to life insurance;
•
suspend or discontinue sale of the policies; and
•
comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 47

Policy Loans
You may borrow against your policy at any time by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $500. Please see your policy for further details.
Maximum Loan Amounts
•
90% of the Policy Value minus Surrender Charges.
•
For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts in proportion to their values at the end of the Valuation Period during which we receive your request. When we make a loan from a Subaccount, we redeem Accumulation Units and transfer the Proceeds into the Fixed Account. In determining these proportions, we first subtract the amount of any outstanding Indebtedness and/or value that is part of an SDCA arrangement from the Fixed Account
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining loan amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement.
Repayments
We will allocate loan repayments to Subaccounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Fixed Account and/or Subaccounts as collateral. The loan collateral does not participate in the investment performance of the Subaccounts. The loan collateral earns interest at the minimum guaranteed rate of the Fixed Account (See “The Fixed Account”). Payment of this interest is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. Loan interest is charged daily and payable at the end of the policy year at the guaranteed loan interest rates shown under Policy Data. Please note that the interest rate charged on a policy loan is effectively offset by the interest credited on the loan collateral as described above. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the NLG to terminate.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro Rata Basis. When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the additional loan interest will be taken from the value of the Fixed Account that is part of an SDCA arrangement.

48 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Policy Surrenders
You may cancel the policy, otherwise known as a Full Surrender, while it is in force and receive its Cash Surrender Value or take a Partial Surrender out of your policy. The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges.Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). If you surrender your policy, you receive its Cash Surrender Value and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
A Partial Surrender will reduce the Policy Value and the death benefit and may terminate the NLG. Additionally, for Option 1 policies,Partial Surrender will reduce the Specified Amount.Partial Surrenders are available within certain limits for a fee. After the first policy year, you may take a Partial Surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value.Partial Surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make Partial Surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts are exhausted, the Partial Surrender will be made from the Fixed Account that is part of an SDCA arrangement.
Surrender Charges apply to this policy for the first seven years and for seven years after an increase in the Specified Amount.Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may take a full or a Partial Surrender by written request. We may, but are not required to, accept a full or Partial Surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Effect of partial surrenders
•
A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•
A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender. Because they may impact the death benefit, partial surrenders may affect the cost of insurance.
•
A partial surrender may terminate the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the the NLG in effect.
•
If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
•
If Option 2 or Option 3 is in effect, a Partial Surrender does not affect the Specified Amount since the determination of the death benefit under these options is already impacted either directly (Option 3) or indirectly (Option 2) through the reduction in the Policy Value impacted by the Partial Surrender.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 49

•
We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.

1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474

2 By phone
1-800-541-2251
•
We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•
We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•
We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS

1 By regular or express mail
•
payable to you;
•
mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)

2 By wire or other form of electronic payment
•
request that payment be wired to your bank account;
•
pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay Proceeds when:
•
you surrender the policy; or
•
you take a policy loan; or

50 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

•
the last surviving Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 0.25% per year on lump sum death benefit Proceeds from the date of the last surviving Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the Insureds’ lifetimes, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 1% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•
the NYSE is closed, except for normal holiday and weekend closings;
•
trading on the NYSE is restricted according to SEC rules;
•
an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account for up to six months from the date we receive the request in Good Order. If we postpone the payment of the Proceeds, we will pay any interest required by law.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 51

reporting. Reporting may also be required in the event of certain ownership changes, a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the youngest Insured’s Attained Insurance Age 120, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest under this payment option are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is or becomes a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)

52 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.

Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.

Partial Surrenders:
Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments and pledges:	None.(2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.

Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of loans previously taken.

Partial Surrenders:	You will be taxed on the lesser of:
•the amount received; or
•Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
•the amount of the loan/assignment; or
•Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):
Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 53

Source of Proceeds	Taxable Portion of Pre-death Proceeds

Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any
Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional
10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)
Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)
However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)
Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

54 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and age of the Insureds. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•
ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•
ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: If, at any time after we issue the policy you reduce benefits or a material change to the policy has been made, we recalculate the limits as if the reduced level of benefits had been in effect since the policy was issued. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•
the distribution occurs on or after the date that the Owner attains age 59½;
•
the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•
the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 55

respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life (or lives) of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•
The last surviving Insured was an employee at any time during the 12-month period before that Insured’s death;
•
The Insureds are, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;
•
The death benefits are paid to a member of the family of the last surviving Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the last surviving Insured; or
•
The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the last surviving Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the last surviving Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•
Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be insured at the time the contract was issued;
•
Provides written consent to being insured under the contract and that such coverage may continue after the Insured terminates employment; and
•
Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.

56 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•
Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 57

any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•
Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the last surviving Insured is paid to a family member of the last surviving Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.
Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.

58 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•
The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
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sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
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marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
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providing services to policy Owners; and
—
funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•
We pay the commissions and other compensation described above from our assets.
•
Our assets may include:
—
revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—
compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—
revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—
fees and expenses we collect from policy Owners, including Surrender Charges; and
—
fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 59

Payments to Sales Representatives
•
The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•
To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
RiverSource Life of NY (the Company) is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examinations or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s financial condition, results of operations or liquidity.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the youngest Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.

60 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 61

Appendix A:Funds Available Under the Policy
The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.66%[1]	35.13%	17.86%	14.89%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.75%[1]	26.83%	15.03%	10.60%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.92%	4.35%	7.95%	6.86%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class I ALPS Advisors, Inc.	0.95%[1]	14.25%	11.05%	3.08%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited and BlackRock International Limited, sub-advisers.	0.76%[1]	12.83%	7.65%	4.88%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.76%	21.40%	10.98%	8.09%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.76%[1]	(6.82%)	9.39%	(0.68%)
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[1]	32.17%	16.83%	11.82%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68%	24.36%	13.83%	11.16%

62 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.74%[1]	5.09%	10.47%	8.01%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[1]	10.43%	1.82%	2.47%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.09%[1]	9.46%	3.67%	2.63%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.36%[1]	4.74%	1.62%	1.00%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	12.19%	5.63%	4.46%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	11.56%	5.29%	4.25%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.51%	6.34%	1.59%	2.25%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.72%	43.16%	18.29%	13.65%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%	25.96%	15.37%	11.69%

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 63

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1) Columbia Management Investment Advisers, LLC	0.41%[1]	6.89%	2.62%	1.91%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.49%[1]	6.97%	1.04%	1.93%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.79%	15.64%	8.24%	3.64%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%	5.39%	12.14%	9.12%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	25.24%	13.07%	9.65%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	10.30%	13.34%	8.42%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85%[1]	13.11%	10.18%	6.44%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.95%[1]	45.29%	25.64%	20.41%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%[1]	9.67%	3.19%	3.27%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.46%	5.70%	0.17%	1.58%
Seeks to provide shareholders with a high level of current income.	CTIVP® - American Century Diversified Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.50%	5.59%	1.37%	2.02%

64 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.62%[1]	4.10%	1.16%	2.35%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.81%	13.76%	7.98%	5.72%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - MFS® Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.	0.62%[1]	8.04%	11.34%	8.50%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.70%	39.54%	15.67%	13.48%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.70%	9.59%	11.14%	7.50%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Core Plus Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.49%	5.91%	1.29%	1.76%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.82%	9.92%	14.33%	10.72%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.82%[1]	25.48%	14.58%	9.97%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Select Large Cap Growth Fund (Class 1) (previously CTIVP® - Morgan Stanley Advantage Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.70%[1]	31.00%	10.62%	10.33%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	CVT EAFE International Index Portfolio - Class I (previously Calvert - VP EAFE International Index Portfolio - Class I) Calvert Research and Management	0.48%[1]	17.77%	7.82%	3.81%

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 65

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	CVT Nasdaq 100 Index Portfolio - Class I (previously Calvert - VP Nasdaq 100 Index Portfolio - Class I) Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.48%[1]	54.40%	22.09%	17.29%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	CVT Russell 2000® Small Cap Index Portfolio - Class I (previously Calvert - VP Russell 2000® Small Cap Index Portfolio - Class I) Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.39%[1]	16.60%	9.69%	6.77%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class A2 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	0.83%	6.19%	6.09%	2.96%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.56%	33.45%	16.65%	11.61%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	15.08%	12.45%	8.12%
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.65%	9.41%	3.73%	3.36%

66 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 1 Franklin Advisers, Inc.	0.46%[1]	8.87%	7.25%	5.28%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.68%	13.73%	8.10%	5.70%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.66%[1]	13.02%	11.34%	7.31%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares[3] Invesco Advisers, Inc.	0.88%[1]	6.63%	4.90%	4.03%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series I Shares Invesco Advisers, Inc.	0.82%	34.73%	12.30%	8.47%
Seeks total return.	Invesco V.I. Global Strategic Income Fund, Series I Shares Invesco Advisers, Inc.	0.92%[1]	8.88%	1.30%	1.50%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series I Shares Invesco Advisers, Inc.	0.88%	18.13%	13.07%	8.93%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.98%	46.94%	14.92%	12.24%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.62%	15.41%	9.64%	7.99%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57%[1]	5.50%	1.79%	1.91%

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 67

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Janus Henderson Research Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57%	43.17%	16.83%	12.49%
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares[3] Lazard Asset Management, LLC	0.90%[1]	11.06%	4.15%	-
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Standard Class II Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.71%[1]	9.10%	11.87%	8.53%
Seeks total return.	MFS® Utilities Series - Initial Class Massachusetts Financial Services Company	0.79%[1]	(2.11%)	8.31%	6.39%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class I Shares Morgan Stanley Investment Management Inc.	0.95%[1]	44.34%	10.94%	8.49%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) Neuberger Berman Investment Advisers LLC	0.90%	26.90%	13.97%	9.99%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Institutional Class[2] Pacific Investment Management Company LLC	2.04%[1]	8.28%	6.16%	4.19%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Institutional Class Pacific Investment Management Company LLC (PIMCO)	0.60%	6.09%	1.23%	1.86%
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund - Class IA Shares Putnam Investment Management, LLC. Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and the Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	0.76%	9.39%	13.75%	10.43%

68 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 1 Franklin Advisers, Inc.	0.50%[1]	3.19%	(1.89%)	(0.41%)
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.80%	17.51%	9.45%	6.60%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.63%[1]	8.65%	2.91%	2.62%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.70%	8.05%	2.63%	2.45%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.73%	10.19%	3.91%	3.17%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.77%	14.87%	6.61%	4.57%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.74%	12.49%	5.32%	3.96%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.72%	13.22%	6.37%	4.76%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.76%	15.23%	7.82%	5.63%

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 69

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.69%	10.78%	4.56%	3.66%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.48%	6.30%	1.37%	1.89%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.69%	24.71%	14.61%	10.47%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.83%	17.70%	7.27%	2.70%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.85%[1]	14.77%	7.65%	3.46%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.85%	17.14%	4.83%	2.00%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	0.85%[1]	7.20%	6.77%	4.73%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.81%[1]	11.38%	8.48%	4.96%

70 RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.71%	11.53%	4.16%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	17.14%	6.95%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	14.29%	5.62%	-
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class I Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.	0.83%	10.26%	3.42%	2.89%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”

RiverSource Survivorship Variable Universal Life Insurance New York — Prospectus 71

Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI is available, without charge, upon request. To request the SAI, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus is incorporated by reference into this prospectus.
Reports and other information about the Registrant are available on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File # 811-5213
EDGAR Contract Identifier C000233266
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
PRO9114_12_C01_(5/24)

PART B: STATEMENT OF ADDITIONAL INFORMATION
The combined Statement of Additional Information and Financial Statements for RiverSource of New York Account 8 dated May 1, 2024, filed electronically as Part B to Post Effective Amendment No. 14 to Registration Statement No. 333-227507, is incorporated by reference.

PART C: OTHER INFORMATION
Item 30. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
(a)(1)
Copy of Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as exhibit (a)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(a)(2)
Copy of Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective
Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.

(b)	Not applicable.
(c)
Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable
Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York
Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select (SM) Variable Annuity,
RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or about Jan. 2,
2007, is incorporated herein by reference.

(d)(1)
Copy of Flexible Premium Survivorship Variable Adjustable Life Insurance Policy (SVUL) filed electronically as Exhibit
(d)(1) to Initial Registration Statement on Form N-6 on or about February 10, 2023 is filed electronically herewith.

(d)(2)	Copy of Overloan Protection Benefit filed electronically as Exhibit (d)(8) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(4)	Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(5)	Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(6)	Copy of Policy Split Option Rider filed electronically as Exhibit (d)(6) to Initial Registration Statement on or about October 18, 2021 is incorporated herein by reference.
(d)(7)	Copy of Four-Year Term Insurance Rider filed electronically as Exhibit (d)(7) to Initial Registration Statement on or about October 18, 2021 is incorporated herein by reference.
(e)(1)	Form of Life and Disability Income Insurance Application filed electronically as Exhibit (e)(1) to Initial Registration Statement on or about February 10, 2023 is incorporated herein by reference.
(e)(2)
Form of Distribution of Policy Value Endorsement is filed electronically as Exhibit (e)(3) to Post-Effective Amendment No. 2 to
Registration Statement No. 333-227507 is incorporated herein by reference.

(f)(1)
Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to
Post-Effective Amendment No. 22 to Registration Statement 333-44644 is incorporated herein by reference.

(f)(2)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as
Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(g)(1)	Not Applicable.
(h)(1)
Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance
Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and
AllianceBernstein Investments, Inc. filed electronically as Exhibit(h) (2) to Post-Effective Amendment No. 22 to Registration
Statement No. 333-44644 is incorporated herein by reference.

(h)(2)
Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life
Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century
Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement
No. 333-44644 is incorporated herein by reference.

(h)(3)
Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products
Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to
RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement
No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(4)
Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American
Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise
Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to
Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(5)
Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among
American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(6)
Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS
Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(7)
Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger
Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as
Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration
Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(8)
Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life
Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc. filed electronically as Exhibit (h) (13) to Post-Effective Amendment No. 22 to
Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(9)
Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance
Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit(h)(16) to
Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(10)
Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to
RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement
No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(11)
Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable
Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment
No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(12)
Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life
Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment
No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(13)
Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York,
BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of
New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is
incorporated herein by reference.

(h)(14)
Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, RiverSource
Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors,
Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to RiverSource of New York
Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(15)
Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust,
Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective
Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16)
Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio
Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is
incorporated herein by reference.

(h)(17)
Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg
Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc.
(formerly Travelers Series Fund Inc., formerly Smith BarneyTravelers Series Fund Inc.) and Legg Mason Investor Services, LLC
filed electronically as Exhibit 8.14 to Post-Effective Amendment No.22 to Registration Statement No. 333-91691 is incorporated by reference.

(h)(18)
Copy of Amended and Restated Participation Agreement dated April 17,2006, by and among AIM Variable Insurance Funds,
AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and
Ameriprise Financial Services, Inc. filed electronically as Exhibit(h)(1) to Post-Effective Amendment No. 22 to Registration
Statement No. 333-44644 is incorporated herein by reference.

(h)(19)
Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc.,
Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company
and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to Registration
Statement No. 333-79311 is incorporated herein by reference.

(h)(20)
Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource
Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as
Exhibit 8.27 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No.333-91691 is incorporated herein by reference.

(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm will be filed by amendment.
(o)	Not applicable.
(p)	Not applicable.
(q)
RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion
to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement
No. 333-42257 is incorporated herein by reference.

(r)	Not applicable.
(s)
Power of Attorney to sign Amendment to this Registration Statement, dated March 15, 2023, filed electronically as Exhibit (p) to
RiverSource Variable Account 10’s Registration Statement on Form N-4, File No. 333-230376, is incorporated herein by reference.

101	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document filed electronically herewith.
Item 31. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer
Diana M. Marchesi	1333 Jones St. #401San Francisco CA 94109	Director
Michael J. Pelzel		Senior Vice President - Corporate Tax
Stephen P. Blaske		Senior Vice President and Chief Actuary
Mark Gorham		Director and Vice President - Insurance Product Development
Karen M. Bohn	6620 Iroquois Trail Edina, MN 55439	Director

Name	Principal Business Address*	Position and Offices With Depositor
Ronald L. Guzior	BST& Co. CPAs, LLP 26 Computer Drive West Albany, NY 12205	Director
Sara S. Janz		Director
Brian E. Hartert		Director
Jason J. Poor		Senior Vice President – Service & Operations
Shweta Jhanji		Senior Vice President and Treasurer
Paula J. Minella		Secretary
Greg L. Ewing		Vice President, Chief Financial Officer and Controller
Kara D. Sherman		Vice President – National Sales Manager - Insurance
*
Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Michigan
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware

Parent Company /Subsidiary Name	Jurisdiction
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP GP, LLC	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
Lionstone CREAD GP, LLC	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[4]	Texas
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[5]	Texas
Lionstone Raleigh Development Partners GP, LLC	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone RDP Tower V Investors GP, LLC	Delaware
Lionstone RDP St. Albans Investors GP, LLC	Delaware
Lionstone RDP Co-Investment Fund I GP, LLC	Delaware
Lionstone VA Five, LLC	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Canada, Inc.	Ontario
Columbia Threadneedle Canada Holdings, Inc.	Ontario
Columbia Threadneedle Investments UK International Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle (Europe) Limited	England & Wales
Columbia Threadneedle AM (Holdings) plc	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Investment Services Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales
F&C Unit Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
F&C Emerging Markets Limited	England & Wales
F&C (CI) Limited	England & Wales
F&C Private Equity Nominee Limited	England & Wales
Columbia Threadneedle Luxembourg S.A.6†	Luxembourg
Columbia Threadneedle Netherlands B.V.	Netherlands
F&C Alternative Investments (Holdings) Limited	England & Wales
F&C Ireland Limited	Ireland
Columbia Threadneedle Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP6	Scotland
Columbia Threadneedle PE Co-Investment FP LP6	Scotland
Columbia Threadneedle Real Estate Partners LLP[7]	England & Wales
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
Columbia Threadneedle REP (Corporate Services) Limited	England & Wales
F&C REIT Corporate Finance Limited	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management plc	England & Wales
FOSCA II Manager S.à.r.l.	Luxembourg
Columbia Threadneedle REP Property Management Limited	England & Wales
Columbia Threadneedle Unit Trust Managers Limited	England
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP6	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP6	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C Equity Partners plc	England & Wales
F&C European Capital Partners (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP6	Scotland

Parent Company /Subsidiary Name	Jurisdiction
F&C European Capital Partners II (GP) LP	Scotland
F&C Finance plc	England & Wales
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager plc	England & Wales
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime (Japan) KK	Japan
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[8]	Delaware
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Farnborough (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Tandem Property (GP) Limited	England & Wales
Sackville TPEN Property (GP) Limited	England & Wales
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV Nominee (3) Limited	England
Sackville UK Property Select IV Nominee (4) Limited	England

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UK Property Select IV Nominee (5) Limited	England
Sackville UK Property Select IV Nominee (6) Limited	England
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Sackville UKPEC3 Croxley (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle UK Property Select IV Feeder SA SICAV-RAIF	Luxembourg
Threadneedle Unit Trust Manager Limited	England & Wales
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders
4
Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%)
5
Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
6
Columbia Threadneedle AM (Holdings) plc owns a percentage of the entity
7
Columbia ThreadneedleTreasury Limited holds 1 unit
8
One-third of this entity is owned by American Express Travel Related Services
Item 33. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) RiverSource Distributors, Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Kara D. Sherman	Director
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Jason S. Bartylla	Chief Financial Officer
Sara S. Janz	Director
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$18,456,768	None	None	None
Item 37. Fee Representation
The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.
Item 35. Location of Accounts and Records
The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203.
Item 36. Management Services
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant, has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the April 25, 2024.

By: RIVERSOURCE OF NEW YORK ACCOUNT 8
(Registrant)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the April 25, 2024.

RiverSource Life Insurance Co. of New York
(Depositor)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the April 25, 2024.
Signature	Title
/s/ Gumer C. Alvero	Chairman of the Board, President and Chief Executive Officer (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Jason J. Poor	Director and Vice President – Operations
Jason J. Poor
/s/ Ronald L. Guzior	Director
Ronald L. Guzior
/s/ Brian E. Hartert	Director
Brian E. Hartert
/s/ Karen M. Bohn	Director
Karen M. Bohn
/s/ Sara S. Janz	Director
Sara S. Janz
/s/ Diana M. Marchesi	Director
Diana M. Marchesi
/s/ Gregg L. Ewing	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer) (Chief Financial Officer)
Gregg L. Ewing

Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement, dated September 6, 2023, filed electronically as Exhibit (s) to RiverSource of New York Account 8 Post-Effective Amendment No. 12 to Registration Statement File No. 333-227507, is incorporated by reference herewith, by:
/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 1
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The Prospectus for:
RiverSource(R) Survivorship Variable Universal Life Insurance
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource of New York Account 8 dated May 1, 2024 filed electronically as Part B to Post-Effective Amendment No. 14 to Registration Statement No. 333-227507, is incorporated by reference.
Part C.
Other Information.
Signatures.
Exhibits.

EXHIBIT INDEX
(k)	Consent and Opinion of Counsel.
(n)	Consent of Independent Registered Public Accounting Firm
(r)	Form of Initial Summary Prospectus
101	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document filed electronically herewith.